                                                                      Exhibit 1




  250_LAN01/66157.01

                                USX CAPITAL LLC
                            [ ]% CUMULATIVE MONTHLY
                      INCOME PREFERRED SHARES, SERIES ___
                     (LIQUIDATION PREFERENCE $25 PER SHARE)
                                 GUARANTEED BY
                                USX CORPORATION

                             Underwriting Agreement
                             ----------------------

                                                             [           ], 1994
Goldman, Sachs & Co.,





  As representatives of the several Underwriters
    named in Schedule II hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Dear Sirs:

         USX Capital LLC, a limited life company organized under the laws of the Turks and Caicos Islands (the "Company"), managed by USX Capital Management Company, a Delaware corporation (the "Manager"), and USX Corporation, a Delaware corporation, as guarantor and provider of certain backup undertakings (the "Guarantor" or "USX"), propose, subject to the terms and conditions stated herein, that the Company issue and sell to the Underwriters named in
Schedule II hereto (the "Underwriters") an aggregate of [          ] shares
(the "Firm Shares") and, at the election of the Underwriters, up to [         ]
additional shares (the "Optional Shares") of [  ]% Cumulative Monthly
Income Preferred Shares, Series ____ (liquidation preference $[ ] per share) of the Company guaranteed (the "Guarantee") by the Guarantor as to the payment of dividends, as, if, and when declared and as to payments on liquidation or redemption and entitled to the benefits of certain backup undertakings described in the Final Supplemented Prospectus (as defined in Section 1(a) hereof) (the "Undertakings") provided by the Guarantor (the Undertakings together with the Guarantee being referred to collectively as the "Backup Undertakings") (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof being referred to collectively as the "Shares" and, together with the related Backup
Undertakings, being referred to collectively as the "Securities").

         1. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-3 (File No. 33-     )
         in respect of the Securities (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and delivered to you; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission other than the [Guarantor's Current Report on Form 8-K, dated ________________, and the] Preliminary Supplemented Prospectus (as hereinafter defined); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement;" the prospectus relating to the Registered Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus");

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through you expressly for use in the Final Supplemented Prospectus;

                 (c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, and (ii) as of the filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through you expressly for use therein;

                 (d) Neither the Company nor the Manager have any subsidiaries. Neither the Company, the Manager, the Guarantor nor any of the Guarantor's subsidiaries listed on Schedule I hereto ("Designated Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or the Manager or in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any material adverse change, or any development likely to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Manager or the Guarantor and its subsidiaries, otherwise than as set forth in or contemplated by the Prospectus;

                 (e) Each of the Company and the Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the Turks and Caicos Islands, in the case of the Company, and under the laws of the State of Delaware, in the case of the Manager, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                 (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Designated Subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the issued shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;





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
                 (g) Each of the Company, the Manager and the Guarantor had, as of the date indicated in the Final Supplemented Prospectus, an authorized capitalization as set forth in the Final Supplemented Prospectus; since such date there has been no change in the capitalization of the Company and the Manager and no change in the consolidated capitalization of the Guarantor and its subsidiaries; and all of the issued shares of capital stock of the Company, the Manager and of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                 (h) The Firm Shares and the Optional Shares have been duly and validly authorized by the Company, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                 (i) The Guarantee, the loan agreement, to be dated as of     ,
         1994 (the "Loan Agreement"), between the Company and the Guarantor relating to the loans to the Guarantor by the Company of the proceeds of the issuance of the Company's common shares, the Firm Shares and the Optional Shares, the expense reimbursement agreement, to be
         dated as of              , 1994 between the Company and the Guarantor
         (the "Expense Agreement") and the keep well agreement, to be dated
         as of              , 1994 between the Guarantor and the Manager
         (the "Keep Well Agreement"); the Guarantee, Loan Agreement, Expense Agreement and Keep Well Agreement (being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, to the extent relevant, by the Company or the Manager, will constitute legal, valid and binding obligations of the Guarantor, and also of the Manager in the case of the Keep Well Agreement, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantor Agreements conform to the descriptions thereof in the Prospectus and will conform to the descriptions thereof in the Final Supplemented Prospectus; and the Guarantor Agreements will be the only instruments comprising the Backup Undertakings relating to the Shares;

                 (j) All of the issued common shares of the Company and all of the capital stock of the Manager are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; neither the Company nor the Manager is a party to or otherwise bound by any agreement other than those described in the Final Supplemented Prospectus;

                 (k) The issue and sale of the Shares by the Company, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Loan Agreement and Expense Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Manager is a party or by which the Company or the Manager is bound or to which any of the property or assets of the Company or the Manager is subject, nor will such action result in any violation of the provisions of the Memorandum of Association, Articles of Association or the Special Resolutions of the Company or the Certificate of Incorporation or by-laws of the Manager or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Manager or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or the Manager of the transactions contemplated by this Agreement, except the registration under the Act of the Securities, authorizations of the Permanent Secretary, Finance, Turks and Caicos Islands and the Registrar of Companies of the Turks and Caicos Islands, which authorizations have been obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Shares and the distribution of the Securities by the Underwriters;





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

                 (l) The issue and sale of the Shares by the Company, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Manager of the Keep Well Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or the Manager is a party or by which it is bound or to which any of its property or assets is subject or any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any the Guarantor's subsidiaries is a party or by which any of its subsidiaries is bound or to which any of the property or assets of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Guarantor or the Manager or the charter or by-laws of any of the Guarantor's subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or the Manager or any of the Guarantor's subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Backup Undertakings or the consummation by the Guarantor or the Manager of the transactions contemplated by this Agreement, except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Shares and distribution of the Securities by the Underwriters;

                 (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries is a party or of which any property of the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries is the subject which, if determined adversely to the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company, the Manager or the Guarantor and its subsidiaries; and, to the best of the Company's, the Manager's or the Guarantor's knowledge, as the case may be, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (n) To the best knowledge of the Guarantor, Price Waterhouse, who have certified certain financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and were independent public accountants as required by the Act and the rules and regulations of the Commission thereunder during the periods covered by the financial statements on which they reported, contained in the Prospectus;

                 (o) No labor disturbance by the employees of the Guarantor exists or, to the knowledge of the Guarantor, is imminent which is likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group; and

                 (p) Except with respect to the Amended and Restated Rights Agreement dated as of October 1, 1992 between the Guarantor and Mellon Bank, N.A., there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Act with respect to any preferred stock of the Company or the Guarantor owned or to be owned by such person or to require the Company or the Guarantor to include such securities in the securities registered pursuant to





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
         the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the Act.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company,
at a purchase price per share of $[    ] , the number of Firm Shares set forth
opposite the name of such Underwriter in Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder. The Guarantor agrees to issue the Backup Undertakings concurrently with the issue and sale of Shares as contemplated herein.

         The Company hereby grants to the Underwriters the right to purchase at
their election up to [          ] Optional Shares, at the purchase price per
Share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         The Guarantor hereby guarantees the timely performance by the Company of its obligations under this Section 2. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Shares will be loaned by the Company to the Guarantor, the Guarantor hereby agrees to pay at each Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs & Co., for the accounts of the several
Underwriters, an amount equal to $[     ] per share for the Shares to be
delivered by the Company hereunder at such Time of Delivery.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

         4. A certificate or certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by check in New York Clearing House (next day) funds. The time, date and location of such delivery and payment shall be, with respect to the Firm
Shares, 9:00 a.m.  New York time, on [           ], 1994, or at such other time
and date as you and the Company may agree upon in writing at the office of Sullivan & Cromwell, 250 Park Avenue, New York, New York and, with respect to the Optional Shares, 9:00 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing at the above office of Sullivan & Cromwell. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second





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
Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at the office of [The Depository Trust Company, 55 Water Street, New York, New York 10004].

         At each Time of Delivery, the Guarantor will pay, or cause to be paid, the compensation payable at such Time of Delivery to the Underwriters under
Section 2 hereof by check in New York Clearing House (next day) funds.

         5. Each of the Company and the Guarantor jointly and severally agrees with each of the Underwriters:

                 (a) To prepare the Final Supplemented Prospectus in a form approved by you and to file the Final Supplemented Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Final Supplemented Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after the last Time of Delivery and furnish you with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Final Supplemented Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of this Agreement in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by





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
         reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with the distribution of any of the Securities at any time nine months or more after the date of this Agreement, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
         Section 10(a) (3) of the Act;

                 (d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Guarantor Rule 158 under the Act);

                 (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the last Time of Delivery, on which the distribution of the Securities ceases, as determined by Goldman, Sachs & Co., or (ii) the date which is 90 days after the last Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Securities, any preferred stock or any other securities (including any backup undertakings) of the Company or the Guarantor which are substantially similar to the Shares or related Backup Undertakings, or any securities convertible into or exchangeable for Shares, related Backup Undertakings, preferred stock or such substantially similar securities of either the Company or the Guarantor without your prior written consent;

                 (f) To furnish to the holders of Shares as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

                 (g) During a period of five years from the date of this Agreement to furnish to you copies of all reports or other communications (financial or other) furnished to holders of common stock of the Guarantor, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor are listed; and (ii) such additional information concerning the business and financial condition of the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

                 (h) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

         6. The Company and the Guarantor jointly and severally covenant and agree with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's, the Manager's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Final Supplemented Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) the cost of qualifying the Securities with The Depository Trust Company; (viii) the cost of listing the Shares on the New York Stock Exchange and the cost of registering the Shares under Section 12 of the Exchange Act; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein and those statements pertaining to the Manager herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Final Supplemented Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to: the incorporation of the Guarantor; insofar as the Federal laws of the United States, the laws of the State of New York or the Delaware General Corporation Law are concerned, the validity of the Backup Undertakings related to the Shares being delivered at such Time of Delivery; the Registration Statement and the Final Supplemented Prospectus; and other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Dan D. Sandman Esq., General Counsel of the Guarantor, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) Each of the Guarantor and the Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus;

                    (ii) The Guarantor has an authorized capitalization as set forth in the Final Supplemented Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued common shares of the Company and all of the capital stock of the Manager are owned directly or indirectly by the Guarantor, and, except as disclosed in the Final Supplemented Prospectus, are so owned free of all liens and, to the knowledge of such counsel, encumbrances, equities or claims;

                   (iii) The Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor, the Keep Well Agreement has been duly authorized, executed and delivered by the Manager and such Agreements constitute legal, valid and binding obligations of the Guarantor, and in the case of the Keep Well Agreement, the Manager, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantor Agreements conform to the descriptions thereof in the Final Supplemented Prospectus; and the Guarantor Agreements are the only instruments comprising the Backup Undertakings relating to the Shares;

                    (iv) Each of the Company, the Manager and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other United States jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause (iv) upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions and certificates);

                     (v) The Manager has no subsidiaries. Each Designated Subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction that would be material to the Guarantor and its subsidiaries taken as a whole; and all of the issued shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) to the best of such counsel's knowledge are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Guarantor or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions and certificates);


                    (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries is a party or of which any property of the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries is the subject which, if determined adversely to the Company, the Manager, the Guarantor or any of the Guarantor's subsidiaries, as the case may be, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company, the Manager or the Guarantor and its subsidiaries; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (vii) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

                  (viii) The issue and sale by the Company of the Shares being delivered at such Time of Delivery, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and by the Manager of the Keep Well Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Manager, the Guarantor or any of the Guarantor's subsidiaries is a party or by which the Manager, the Guarantor or any of the Guarantor's subsidiaries is bound or to which any of the property or assets of the Manager, the Guarantor or any of the Guarantor's subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Manager or of the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Manager or the Guarantor or any of the Guarantor's subsidiaries or any of their properties;

                    (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the issuance and performance of the Backup Undertakings (including the execution, delivery and performance of the Guarantor Agreements), or the consummation by the Company, the Manager and the Guarantor of the transactions contemplated herein and therein, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Shares and distribution of the Securities by the Underwriters;

                     (x) The documents incorporated by reference in the Final Supplemented Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to the attention of such counsel that has caused such counsel to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xi) The Registration Statement, the Final Supplemented Prospectus and any further amendments and supplements thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates, the Final Supplemented Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Final Supplemented Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Supplemented Prospectus or required to be described in the Registration Statement or the Final Supplemented Prospectus which are not filed or incorporated by reference or described as required.

                     In rendering the opinion expressed in paragraphs (iii) and
                 (vii) hereof, such counsel may rely, as to all matters of New York law, upon the opinion of Sullivan & Cromwell, dated such Time of Delivery and delivered pursuant to subsection (b) hereof.

                     In rendering his opinion, such counsel may rely, as to all matters of Turks and Caicos Islands law, upon the opinion of Misick and Stanbrook, dated such Time of Delivery and delivered pursuant to such section (d) hereof;

                 (d) Misick and Stanbrook, Turks and Caicos Islands counsel for the Company, the Manager and the Guarantor, shall have furnished to you their written opinion, limited to the laws of the Turks and Caicos Islands and dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                        (i) The Company has been duly organized and is validly
                 existing as a limited life company and in good standing under the laws of the Turks and Caicos Islands, with all necessary corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus;

                        (ii) The Company's authorized capitalization, as set
                 forth in the Final Supplemented Prospectus, consists of common shares, of US$1.00 per share, and the Shares; all of the issued common shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, conform to the description thereof contained in the Final Supplemented Prospectus, and are owned directly or indirectly by the Guarantor; no Shares have been previously issued other than, in the case of the Second Time of Delivery, the Firm Shares sold pursuant to this Agreement;

                        (iii) The Firm Shares or Optional Shares being
             delivered at such Time of Delivery have been duly and validly authorized and issued and are fully paid and non-assessable; and such Shares conform to the description of the Shares contained in the Final Supplemented Prospectus;

                        (iv) The provisions of the Company's Memorandum of
             Association, Articles of Association and Special Resolutions of the Company are valid and will be given effect in accordance with their terms;

                        (v) The Company has no subsidiaries;

                        (vi) The Loan Agreement and the Expense Agreement have
             been duly authorized, executed and delivered by the Manager on behalf of the Company, and such agreements and the other Guarantor Agreements constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantor Agreements conform to the descriptions thereof in the Final Supplemented Prospectus;

                        (vii) This Agreement has been duly authorized, executed
             and delivered by the Manager on behalf of the Company;

                        (viii) The issue and sale by the Company of the Shares
             being delivered at such Time of Delivery, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, the execution, delivery and performance by the Company of the Loan Agreement and the Expense Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or subject, nor will such action result in any violation of the provisions of the Memorandum of Association, Articles of Association and Special Resolutions of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company;

                        (ix) No consent, approval, authorization, order,
             registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, the execution, delivery and performance by the Company of the Loan Agreement and the Expense Agreement, or the consummation by the Company and the Guarantor of the transactions contemplated herein or therein, except the authorizations, which have been obtained, from the Permanent Secretary, Finance,

             Turks and Caicos Islands and the Registrar of Companies of the Turks and Caicos Islands; and

                        (x) Such counsel confirms its opinion as set forth
             under "Taxation -- Turks and Caicos Islands" in the Final Supplemented Prospectus;

             (e) Miller & Chevalier, Chartered, United States tax counsel for the Company and the Guarantor, shall have furnished at each Time of Delivery their opinion confirming their opinion as to tax matters set forth in the Final Supplemented Prospectus;

             (f) On the date of this Agreement and also at each Time of Delivery, Price Waterhouse shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

             (g) (i) None of the Company, the Guarantor or any of the Guarantor's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Supplemented Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Supplemented Prospectus, and (ii) since the respective dates as of which information is given in the Final Supplemented Prospectus there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any of the Guarantor's subsidiaries or any change, or any development likely to involve a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Guarantor or the Guarantor's subsidiaries, otherwise than as set forth or contemplated in the Final Supplemented Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Final Supplemented Prospectus;

             (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Shares or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Backup Undertakings in respect of the Shares) by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
         (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Backup Undertakings in respect of the Shares);

             (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated by the Final Supplemented Prospectus;

             (j) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

             (k) The Guarantor shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Guarantor satisfactory to you, as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through you expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through you expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (plus one local firm of attorneys) at any time for all indemnified parties, which firm shall be designated in writing by you, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective controlling persons, or by the Company or the Guarantor, if the indemnified parties under this Section 8 consist of the Company or the Guarantor or any of the Company's or the Guarantor's directors, officers or controlling persons. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as
(i) the total proceeds from the offering (before deducting expenses) received by the Company less the total underwriting compensation paid by the Guarantor bears to (ii) the total underwriting compensation received by the Underwriters, in each case as set forth in, or in footnotes to, the table on the cover page of the Final Supplemented Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Guarantor under this
Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Guarantor that you have so arranged for the purchase of such Shares, or the Company or the Guarantor notifies you that it has so arranged for the purchase of such Shares, you or the Company and the Guarantor shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Supplemented Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Guarantor shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and Guarantor to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the

Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company (or the related Backup Undertakings issuable by the Guarantor are not concurrently issued by the Guarantor) as provided herein, the Company and the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered (or Backup Undertakings not so issued), but the Company and the Guarantor shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company by mail to it care of USX Capital
Management Company, 5555 San Felipe Road, Houston, Texas 77056, Attention:
Secretary or if to the Guarantor shall be delivered or sent by mail to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor and each person who controls the Company and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

       If the foregoing is in accordance with your understanding, please sign
and return to us [   ] counterparts hereof, and upon the acceptance hereof by
you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Company and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                  Very truly yours,

                                  USX Capital LLC

                                  By: USX Capital Management Company, as Manager


                                  _______________________________________
                                  Name:
                                  Title:


                                  USX Corporation


                                  ________________________________________
                                  Name:
                                  Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.





By: __________________________________
    (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                        LIST OF DESIGNATED SUBSIDIARIES

                                  SCHEDULE II



                                                                   Total Number of          Total Number of
                                                                     Firm Shares            Optional Shares
      Underwriter                                                  to be Purchased          to be Purchased
      -----------                                                  ---------------          ---------------






                             Total                                   ___________              ___________

                                                                     ===========              ===========

                                                                         ANNEX I


                         [Form of letter of accountants
                   to be delivered pursuant to Section 7(f)]


         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

             (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

              (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) the unaudited condensed consolidated statements
                 of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheet and consolidated statements of cash flows included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                          (B) any other unaudited income statement data and
                 balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                          (C) the unaudited financial statements which were not
                 included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                          (D) as of a specified date not more than five days
                 prior to the date of such letter, there have been any changes in the consolidated capital stock (other than the issuance of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus), or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (E) for the period from the date of the latest
                 financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net revenue or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         For purposes of this letter, all references in this Annex I to the Prospectus shall be deemed to refer to the Final Supplemented Prospectus in the form in which it is proposed to be filed but otherwise as defined in the Underwriting Agreement (including all documents incorporated by reference therein) as of the date of the letter delivered on the date of the Underwriting Agreement and to the Final Supplemented Prospectus as defined in the Underwriting Agreement (including all documents incorporated by reference therein), or, if the Prospectus has at such time been further amended or supplemented, to the Prospectus as so further amended or supplemented, as of the date of the letter delivered at each Time of Delivery.